FPA New Income, Inc. (FPNIX)

Supplement dated October 21, 2016 to the

Prospectus dated January 31, 2016

This Supplement updates certain information contained in the Prospectus for FPA New Income, Inc. (the “Fund”) dated January 31, 2016.  You should retain this Supplement and the Prospectus for future reference. Additional copies of the Prospectus may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective October 21, 2016, the section titled “Other Shareholder Services” beginning on page 23 of the Prospectus is hereby supplemented to add the following new sub-section directly above the current sub-section titled “Pre-authorized Investment Plan” at the top of page 24:

In-Kind Transactions. Subject to procedures adopted by the Fund’s Board of Directors and at the Fund’s sole discretion, you may pay for shares of the Fund with securities instead of cash.

The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period. Pursuant to procedures adopted by the Fund’s Board of Directors, the Fund reserves the right in its sole discretion to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value.  If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

PLEASE RETAIN FOR FUTURE REFERENCE

FPA New Income, Inc. (FPNIX)

Supplement dated October 21, 2016 to the

Statement of Additional Information dated January 31, 2016,

as amended and restated August 1, 2016

This Supplement updates certain information contained in the Statement of Additional Information (the “SAI”) for FPA New Income, Inc. (the “Fund”) dated January 31, 2016, as amended and restated August 1, 2016.  You should retain this Supplement and the SAI for future reference. Additional copies of the SAI may be obtained free of charge by visiting our web site at www.fpafunds.com or calling us at (800) 638-3060.

Effective October 21, 2016, the section titled “Purchase, Redemption and Pricing of Shares” beginning on page 47 of the SAI is hereby supplemented to add the following new sub-section directly below the current sub-section titled “Net Asset Value” ending on page 47:

In-Kind Purchases. The Fund, in its sole discretion and subject to procedures adopted by the Directors, may determine to issue its shares in-kind in exchange for securities held by the purchaser having a value, determined in accordance with the Fund’s policies for valuation of its portfolio securities, equal to the purchase price of the shares of the Fund issued. The Fund will accept for in-kind purchases only securities or other instruments that are appropriate under its investment objective and policies. In addition, the Fund generally will not accept securities of any issuer unless they are liquid, have a readily ascertainable market value, and are not subject to restrictions on resale. All dividends, distributions, and subscription or other rights associated with the securities become the property of the Fund, along with the securities. Shares purchased in exchange for securities in-kind generally cannot be redeemed for fifteen days following the exchange to allow time for the transfer to settle.

Investors who are subject to federal taxation upon exchange may realize a gain or loss for federal income tax purposes depending upon the cost of securities or local currency exchanged. Investors interested in such exchanges should contact the Adviser.

Effective October 21, 2016, the section titled “Purchase, Redemption and Pricing of Shares” beginning on page 47 of the SAI is hereby supplemented to add the following new sub-section directly below the current sub-section titled “Telephone Redemption” ending on page 49:

Redemptions-In-Kind. The Fund has agreed to redeem shares, with respect to any one shareholder of record during any 90-day period, solely in cash up to the lesser of $250,000 or 1% of the net asset value of the Fund at the beginning of the period.  Pursuant to procedures adopted by the Fund’s Board of Directors, the Fund reserves the right to honor any redemption request in excess of the foregoing limits by making payment in whole or in part in readily marketable securities chosen by the Fund and valued as such securities are valued for purposes of computing the Fund’s net asset value. If payment is made in securities, a shareholder may incur transaction expenses in converting those securities to cash, may realize, upon receipt, a gain or loss for tax purposes, and will be exposed to market risk prior to and upon the sale of such securities or other property.

PLEASE RETAIN FOR FUTURE REFERENCE